DELAWARE MINNESOTA INSURED FUND
DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND
DELAWARE TAX-FREE MISSOURI INSURED FUND
DELAWARE TAX-FREE OREGON INSURED FUND
DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
DELAWARE TAX-FREE IDAHO FUND
DELAWARE TAX-FREE MINNESOTA FUND
DELAWARE TAX-FREE NORTH DAKOTA FUND

(each, a "Fund")

Supplement to the Funds' Prospectus dated October 31, 2000

The following replaces the information under the section of the Prospectus entitled "Portfolio managers" under "Who manages the Funds":

Patrick P. Coyne and Mitchell L. Conery have primary responsibility for making day-to-day investment decisions for the Tax-Free Florida Funds and Tax-Free New York Fund. They assumed this responsibility on May 1, 1997.

Effective September 1, 2001, Mr. Coyne and Mr. Conery will assume primary responsibility for making day-to-day investment decisions for each of the Minnesota Funds, Tax-Free Idaho Fund, Tax-Free Missouri Fund, Tax-Free North Dakota Fund and Tax-Free Oregon Insured Fund.

Patrick P. Coyne, Senior Vice President/Senior Portfolio Manager, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts.

Mitchell L. Conery, Vice President/Senior Portfolio Manager, joined Delaware Investments in January 1997. Mr. Conery holds a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.

Andrew M. McCullagh, Jr., Vice President/Senior Portfolio Manager, has primary responsibility for making day-to-day investment decisions for the Tax-Free Arizona Funds, the Tax-Free California Funds and Tax-Free Colorado Fund. Mr. McCullagh has been managing these Funds since their inception. Mr. McCullagh is a graduate of Washington College and has a Graduate Certificate in Public Finance from the University of Michigan. Prior to joining Delaware Investments, he served as a Senior Vice President and Senior Portfolio Manager of Voyageur Asset Management. Mr. McCullagh currently has over 27 years' experience in municipal bond trading, underwriting and portfolio management.

This Supplement is dated September 1, 2001.